UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05908

John Hancock Premium Dividend Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock

Premium Dividend Fund

Semiannual Report
4.30.13

Ticker | **PDT**

Portfolio summary

Top 10 Issuers (28.8% of Total Investments on 4-30-13)[1,2]

Bank of America Corp.	5.7%	SCE Trust	2.6%

CH Energy Group, Inc.	2.8%	JPMorgan Chase & Company	2.5%

DTE Energy Company	2.7%	BB&T Corp.	2.4%

Wells Fargo & Company	2.7%	The Goldman Sachs Group, Inc.	2.4%

Alabama Power Company	2.6%	Qwest Corp.	2.4%

Sector Composition[1,3]

Utilities	48.7%	Consumer Staples	1.8%

Financials	35.0%	Materials	0.2%

Telecommunication Services	6.7%	Short-Term Investments	2.7%

Energy	4.9%

1 As a percentage of the Fund’s total investments on 4-30-13.

2 Cash and cash equivalents not included.

3 The Fund normally will invest at least 25% of its managed assets in securities of companies in the utilities industry. Such an investment focus makes the Fund more susceptible to factors adversely affecting the utilities industry than a more broadly diversified fund. Sector investing is subject to greater risks than the market as a whole.

6	Premium Dividend Fund | Semiannual report

Fund’s investments

As of 4-30-13 (unaudited)

	Shares	Value
Preferred Securities 92.1% (61.5% of Total Investments)		$716,950,729

(Cost $673,697,748)

Consumer Staples 2.7%		20,953,359

Food & Staples Retailing 2.7%

Ocean Spray Cranberries, Inc., Series A,
6.250% (S)	224,250	20,953,359

Energy 0.7%		5,776,680

Oil, Gas & Consumable Fuels 0.7%

Apache Corp., Series D, 6.000% (Z)	136,500	5,776,680

Financials 52.5%		408,263,235

Capital Markets 8.4%

State Street Corp., 5.250%	1,023,776	26,085,812

The Bank of New York Mellon Corp.,
5.200% (Z)	435,000	11,144,700

The Goldman Sachs Group, Inc., 5.950% (Z)	721,000	18,515,280

The Goldman Sachs Group, Inc., Series B,
6.200% (Z)	375,000	9,596,250

Commercial Banks 15.8%

Barclays Bank PLC, Series 3, 7.100% (Z)	192,500	4,926,075

Barclays Bank PLC, Series 5, 8.125%	310,000	7,976,300

BB&T Corp., 5.200%	100,000	2,495,000

BB&T Corp., 5.200% (Z)	255,000	6,405,600

BB&T Corp., 5.625%	756,106	19,469,730

PNC Financial Services Group, Inc., 5.375%	147,000	3,776,430

PNC Financial Services Group, Inc. (6.125% to
5-1-22, then 3 month LIBOR + 4.067%)	311,600	8,942,920

Santander Finance Preferred SA Unipersonal,
Series 10, 10.500% (Z)	259,600	7,162,364

Santander Holdings USA, Inc., Series C,
7.300% (Z)	500,000	12,680,000

U.S. Bancorp, 5.150%	150,000	3,750,000

U.S. Bancorp (6.000% to 4-15-17, then
3 month LIBOR + 4.861%)	160,000	4,489,600

U.S. Bancorp (6.500% to 1-15-22, then
3 month LIBOR + 4.468%)	324,500	9,722,020

Wells Fargo & Company, 8.000% (Z)	1,017,000	31,272,750

Consumer Finance 6.0%

HSBC Finance Corp., Depositary Shares,
Series B, 6.360%	335,000	8,519,050

See notes to financial statements	Semiannual report | Premium Dividend Fund	7

	Shares	Value
Consumer Finance (continued)

HSBC USA, Inc., 2.858%	308,400	$15,595,788

SLM Corp., Series A, 6.970%	445,500	22,243,815

Diversified Financial Services 17.0%

Bank of America Corp., 6.375% (Z)	1,150,000	29,359,500

Bank of America Corp., 6.625% (Z)	360,000	10,044,000

Bank of America Corp., 8.200%	35,000	874,650

Bank of America Corp., Depositary Shares,
Series D, 6.204%	931,647	23,598,619

Bank of America Corp., Series MER, 8.625% (Z)	102,000	2,601,000

Citigroup, Inc., 8.125% (Z)	338,830	10,419,023

Deutsche Bank Contingent Capital Trust II,
6.550% (Z)	287,000	7,817,880

Deutsche Bank Contingent Capital Trust III,
7.600% (Z)	662,000	18,734,600

JPMorgan Chase & Company, 5.450%	310,000	7,827,500

JPMorgan Chase & Company, 5.500% (Z)	828,000	21,039,480

Insurance 4.3%

MetLife, Inc., Series B, 6.500% (Z)	1,061,000	27,341,970

Principal Financial Group, Inc., Series B
(6.518% to 6-30-35, then higher of 10 year
Constant Maturity Treasury (CMT), or 30 year
CMT or 3 month LIBOR + 2.100%)	55,000	1,496,550

Prudential PLC, 6.750% (Z)	176,100	4,532,814

Real Estate Investment Trusts 1.0%

Senior Housing Properties Trust, 5.625% (Z)	207,000	5,278,500

Wachovia Preferred Funding Corp., Series A,
7.250%	90,500	2,527,665

Telecommunication Services 5.7%		44,470,570

Diversified Telecommunication Services 3.6%

Qwest Corp., 7.375% (Z)	1,021,000	27,791,620

Touch America Holdings, Inc., 6.875% (I)	161,778	0

Wireless Telecommunication Services 2.1%

Telephone & Data Systems, Inc., 6.625% (Z)	285,000	7,221,900

Telephone & Data Systems, Inc., 6.875% (Z)	170,000	4,530,500

United States Cellular Corp., 6.950%	185,000	4,926,550

Utilities 30.5%		237,486,885

Electric Utilities 26.4%

Alabama Power Company, 5.200% (Z)	1,178,600	30,207,518

Baltimore Gas & Electric Company, Series 1993,
6.700%	20,250	2,048,415

Baltimore Gas & Electric Company, Series 1995,
6.990%	134,000	13,605,194

Duke Energy Corp., 5.125%	25,000	637,750

Duquesne Light Company, 6.500%	519,900	26,374,527

Entergy Arkansas, Inc., 6.450%	350,000	8,848,455

Entergy Mississippi, Inc., 6.250%	667,000	16,716,688

HECO Capital Trust III, 6.500% (Z)	181,000	4,698,760

Interstate Power & Light Company, 5.100%	1,000,000	25,530,000

8	Premium Dividend Fund | Semiannual report	See notes to financial statements

	Shares	Value
Electric Utilities (continued)

NextEra Energy Capital Holdings, Inc., 5.125%	135,000	$3,415,500

NextEra Energy Capital Holdings, Inc., 5.700%	155,000	4,119,900

NSTAR Electric Company, 4.250%	13,347	1,301,333

NSTAR Electric Company, 4.780%	100,000	10,137,500

PPL Capital Funding, Inc., 5.900%	850,000	22,100,000

SCE Trust I, 5.625%	42,500	1,136,875

SCE Trust II, 5.100%	1,153,500	29,068,200

Union Electric Company, 3.700%	12,262	1,020,004

Virginia Electric & Power Company, 6.980%	45,500	4,823,000

Independent Power Producers & Energy Traders 1.1%

Constellation Energy Group, Inc., Series A,
8.625% (Z)	326,000	8,296,700

Multi-Utilities 3.0%

BGE Capital Trust II, 6.200% (Z)	616,000	15,831,200

DTE Energy Company, 5.250%	157,570	4,065,306

DTE Energy Company, 6.500%	126,000	3,504,060

Common Stocks 53.7% (35.8% of Total Investments)		$418,036,596

(Cost $305,534,451)

Energy 6.6%		51,372,849

Oil, Gas & Consumable Fuels 6.6%

BP PLC, ADR	100,000	4,359,999

Chevron Corp. (Z)	70,000	8,540,700

ConocoPhillips	155,000	9,369,750

Royal Dutch Shell PLC, ADR	80,000	5,437,600

Spectra Energy Corp. (Z)	400,000	12,612,000

Total SA, ADR (Z)	220,000	11,052,800

Materials 0.3%		2,495,260

Metals & Mining 0.3%

Freeport-McMoRan Copper & Gold, Inc. (Z)	82,000	2,495,260

Telecommunication Services 4.4%		33,852,500

Diversified Telecommunication Services 4.4%

AT&T, Inc. (Z)	400,000	14,984,000

Verizon Communications, Inc. (Z)	350,000	18,868,500

Utilities 42.4%		330,315,987

Electric Utilities 19.0%

American Electric Power Company, Inc. (Z)	200,000	10,286,000

Duke Energy Corp. (Z)	275,000	20,680,000

Entergy Corp.	222,000	15,813,060

FirstEnergy Corp. (Z)	527,000	24,558,200

Northeast Utilities (Z)	550,000	24,931,500

OGE Energy Corp. (Z)	240,000	17,383,200

The Southern Company	75,000	3,617,250

UIL Holdings Corp. (Z)	280,000	11,659,200

Xcel Energy, Inc. (Z)	590,000	18,756,100

See notes to financial statements	Semiannual report | Premium Dividend Fund	9

	Shares	Value
Gas Utilities 1.3%

AGL Resources, Inc. (Z)	110,550	$4,847,617

Atmos Energy Corp. (Z)	100,000	4,437,000

ONEOK, Inc.	24,000	1,232,640

Multi-Utilities 22.1%

Alliant Energy Corp. (Z)	442,000	23,651,420

Ameren Corp. (Z)	80,000	2,900,000

Black Hills Corp. (Z)	200,000	9,378,000

CH Energy Group, Inc.	495,000	32,160,150

Dominion Resources, Inc. (Z)	195,000	12,027,600

DTE Energy Company (Z)	335,000	24,414,800

Integrys Energy Group, Inc. (Z)	235,000	14,466,600

National Grid PLC, ADR (Z)	180,000	11,480,400

NiSource, Inc. (Z)	445,000	13,674,850

Public Service Enterprise Group, Inc.	120,000	4,393,200

TECO Energy, Inc. (Z)	800,000	15,304,000

Vectren Corp. (Z)	220,000	8,263,200

	Par value	Value
Short-Term Investments 4.0% (2.7% of Total Investments)		$31,079,000

(Cost $31,079,000)

Repurchase Agreement 4.0%		31,079,000

Repurchase Agreement with State Street Corp. dated 4-30-13 at
0.010% to be repurchased at $31,079,009 on 5-1-13, collateralized by $31,545,000 U.S. Treasury Note, 0.625% due 8-31-17 (valued at
$31,702,725, including interest)	$31,079,000	31,079,000

Total investments (Cost $1,010,311,199)† 149.8%	$1,166,066,325

Other assets and liabilities, net (49.8%)	($387,743,350)

Total net assets 100.0%		$778,322,975

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

LIBOR London Interbank Offered Rate

(I) Non-income producing security.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(Z) All or a portion of this security is pledged as collateral pursuant to the Credit Facility Agreement. Total collateral value at 4-30-13 was $555,830,545.

† At 4-30-13, the aggregate cost of investment securities for federal income tax purposes was $1,012,529,654. Net unrealized appreciation aggregated $153,536,671, of which $162,763,360 related to appreciated investment securities and $9,226,689 related to depreciated investment securities.

10	Premium Dividend Fund | Semiannual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 4-30-13 (unaudited)

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value per share.

Assets

Investments, at value (Cost $1,010,311,199)	$1,166,066,325
Cash	755
Cash segregated at custodian for swap contracts	3,540,000
Dividends and interest receivable	3,112,710
Other receivables and prepaid expenses	80,557

Total assets	1,172,800,347

Liabilities

Credit facility agreement payable	383,700,000
Payable for cash segregated at custodian for swap contracts	300,000
Payable for investments purchased	6,249,000
Swap contracts, at value	3,745,134
Interest payable	215,878
Payable to affiliates
Administrative services fees	93,422
Trustees’ fees	48,670
Other liabilities and accrued expenses	125,268

Total liabilities	394,477,372

Net assets	$778,322,975

Net assets consist of

Paid-in capital	$616,497,462
Undistributed net investment income	3,182,885
Accumulated net realized gain (loss) on investments and swap agreements	6,632,636
Net unrealized appreciation (depreciation) on investments and
swap agreements	152,009,992

Net assets	$778,322,975

Net asset value per share

Based on 50,008,453 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$15.56

See notes to financial statements	Semiannual report | Premium Dividend Fund	11

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the six-month period ended 4-30-13
(unaudited)

This Statement of operations summarizes the Fund’s investment income earned, expenses incurred in operating the Fund and net gains (losses) for the period stated.

Investment income

Dividends	$29,645,393
Interest	641
Less foreign taxes withheld	(75,920)

Total investment income	29,570,114

Expenses

Investment management fees	4,182,172
Administrative services fees	543,870
Transfer agent fees	75,942
Trustees’ fees	24,727
Printing and postage	51,511
Professional fees	46,381
Custodian fees	33,363
Registration and filing fees	6,571
Interest expense	1,304,802
Stock exchange listing fees	21,901
Other	16,645

Total expenses	6,307,885

Net investment income	23,262,229

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	9,136,448
Swap contracts	(676,373)

8,460,075
Change in net unrealized appreciation (depreciation) of
Investments	41,234,947
Swap contracts	(193,518)

41,041,429

Net realized and unrealized gain	49,501,504

Increase in net assets from operations	$72,763,733

12	Premium Dividend Fund | Semiannual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Six months
	ended	Year
	4-30-13	ended
	(Unaudited)	10-31-12
Increase (decrease) in net assets

From operations
Net investment income	$23,262,229	$44,570,328
Net realized gain	8,460,075	234,899
Change in net unrealized appreciation (depreciation)	41,041,429	67,750,213

Increase in net assets resulting from operations	72,763,733	112,555,440

Distributions to shareholders
From net investment income	(22,653,795)	(45,290,923)

From Fund share transactions
Issued pursuant to Dividend Reinvestment Plan	—	533,104

Total increase	50,109,938	67,797,621

Net assets

Beginning of period	728,213,037	660,415,416

End of period	$778,322,975	$728,213,037

Undistributed net investment income	$3,182,885	$2,574,451

Share activity

Shares outstanding
Beginning of period	50,008,453	49,969,927
Issued pursuant to Dividend Reinvestment Plan	—	38,526

End of period	50,008,453	50,008,453

See notes to financial statements	Semiannual report | Premium Dividend Fund	13

F I N A N C I A L   S T A T E M E N T S

Statement of cash flows 4-30-13

This Statement of cash flows shows cash flow from operating and financing activities for the period stated.

For the
six months
ended 4-30-13
(unaudited)
Cash flows from operating activities

Net increase in net assets from operations	72,763,733
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(121,640,630)
Long-term investments sold	126,938,639
Increase in short-term investments	(27,079,000)
Increase in cash segregated at custodian for swap contracts	(620,000)
Increase in payable for cash segregated at custodian for swap contracts	300,000
Decrease in dividends and interest receivable	169,164
Increase in unrealized depreciation of swap contracts	193,518
Decrease in other receivables and prepaid expenses	18,637
Increase in payable for investments purchased	3,875,173
Decrease in payable to affiliates	(37,120)
Increase in other liabilities and accrued expenses	13,462
Decrease in interest payable	(14,371)
Net change in unrealized (appreciation) depreciation on investments	(41,234,947)
Net realized gain on investments	(9,136,448)

Net cash provided by operating activities	4,509,810

Cash flows from financing activities
Borrowings from credit facility agreement payable	17,700,000
Distributions to common shareholders	(22,653,795)

Net cash used in financing activities	(4,953,795)

Net decrease in cash	(443,985)

Cash at beginning of period	444,740

Cash at end of period	755

Supplemental disclosure of cash flow information:

Cash paid for interest	1,319,173

14	Premium Dividend Fund | Semiannual report	See notes to financial statements

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed during the period.

COMMON SHARES Period ended	4-30-13[1]	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08

Per share operating performance

Net asset value, beginning of period	$14.56	$13.22	$12.16	$9.76	$8.67	$12.61
Net investment income[2]	0.47	0.89	0.88	0.81	0.77	0.82
Net realized and unrealized gain (loss)
on investments	0.98	1.36	1.09	2.46	1.15	(3.98)
Distributions to DARTS*	—	—	—	—	—	(0.20)
Total from investment operations	1.45	2.25	1.97	3.27	1.92	(3.36)
Less distributions to
common shareholders
From net investment income	(0.45)	(0.91)	(0.91)	(0.87)	(0.72)	(0.58)
From net realized gain	—	—	—	—	(0.12)	(0.01)
Total distributions	(0.45)	(0.91)	(0.91)	(0.87)	(0.84)	(0.59)
Anti-dilutive impact of tender offer and
share repurchase plan	—	—	—	—	0.01[3]	0.01[4]
Net asset value, end of period	$15.56	$14.56	$13.22	$12.16	$9.76	$8.67
Per share market value, end of period	$14.72	$14.32	$12.30	$11.72	$9.14	$7.00
Total return at net asset value (%)[5]	10.36[6]	17.61	17.23	35.08	25.73	(26.60)
Total return at market value (%)[5]	6.15[6]	24.32	13.17	39.03	45.84	(29.43)

Ratios and supplemental data

Net assets applicable to common shares,
end of period (in millions)	$778	$728	$660	$608	$488	$456
Ratios (as a percentage of average
net assets):
Expenses before reductions	1.74[7]	1.85	1.98[8]	2.26[8]	2.50	2.22
Expenses net of fee waivers and credits[9]	1.74[7]	1.85	1.87[8]	2.26[8]	2.50	2.22
Net investment income	6.43[7]	6.45	7.00	7.26	9.21	7.59
Portfolio turnover (%)	11	14	13	21	7	15

Senior securities

Total debt outstanding end of period (in
millions) (Note 7)	$384	$366	$329	$284	$250	$239
Asset coverage per $1,000 of debt[10]	$3,028	$2,990	$3,006	$3,140	$2,954	$2,913

See notes to financial statements	Semiannual report | Premium Dividend Fund	15

* Dutch Auction Rate Transferable Securities. In May 2008, the Fund entered into a Revolving Credit Agreement with a third-party commercial bank in order to redeem DARTS. The redemption of all DARTS was completed on 7-3-08.
1 Six months ended 4-30-13. Unaudited.
2 Based on the average daily shares outstanding.
3 The tender offer was completed at a repurchase price of $6.98 for 2,629,996 shares, which equals $18,353,857 in redemptions.
4 The tender offer was completed at a repurchase price of $8.38 for 2,768,417 shares, which equals $23,199,333 in redemptions.
5 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.
6 Not annualized.
7 Annualized.
8 Includes non-recurring litigation fees which represent 0.02% and 0.13% of average net assets for the years ended 10-31-11 and 10-31-10, respectively. Insurance recovery expense reduction for the year ended 10-31-11 represents 0.11% of average net assets.
9 Expenses net of fee waivers and credits excluding interest expense were 1.38%, 1.40%, 1.37%, 1.69%, 1.73% and 1.64% for the periods ended 4-30-13 (annualized), 10-31-12, 10-31-11, 10-31-10, 10-31-09 and 10-31-08, respectively.
10 Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end. As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

16	Premium Dividend Fund | Semiannual report	See notes to financial statements

Notes to financial statements
(unaudited)

Note 1 — Organization

John Hancock Premium Dividend Fund (the Fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques: Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then the securities are valued using the last quoted bid or evaluated price. Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered commodities exchange, or broker quotations. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. Securities with a market value of approximately $12,312,000 at the beginning of the year were transferred from Level 2 to Level 1 during the period since quoted prices in active markets for identical securities became available.

Semiannual report | Premium Dividend Fund	17

The following is a summary of the values by input classification of the Fund’s investments as of April 30, 2013, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 4-30-13	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Preferred Securities
Consumer Staples	$20,953,359	—	$20,953,359	—
Energy	5,776,680	$5,776,680	—	—
Financials	408,263,235	408,263,235	—	—
Telecommunication
Services	44,470,570	44,470,570	—	—
Utilities	237,486,885	137,480,629	100,006,256	—
Common Stocks
Energy	51,372,849	51,372,849	—	—
Materials	2,495,260	2,495,260	—	—
Telecommunication
Services	33,852,500	33,852,500	—	—
Utilities	330,315,987	330,315,987	—	—
Short-Term Investments	31,079,000	—	31,079,000	—

Total Investments in
Securities	$1,166,066,325	$1,014,027,710	$152,038,615	—
Other Financial
Instruments:
Interest Rate Swaps	($3,745,134)	—	($3,745,134)	—

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the Fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Overdrafts. Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any Fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense

18	Premium Dividend Fund | Semiannual report

estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends monthly and capital gain distributions, if any, annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sales loss deferrals and derivative transactions.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the Fund’s Statement of assets and liabilities and represents the cash on hand at the Fund’s custodian and does not include any short-term investments or cash segregated at the custodian for swap contracts.

New accounting pronouncements. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities and in January 2013, Accounting Standards Update No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. These updates may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objectives. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

The Fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular

Semiannual report | Premium Dividend Fund	19

counterparty. Collateral pledged to the Fund is held in a segregated account by a third party agent or held by the custodian bank for the benefit of the Fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the Fund is held in a segregated account at the Fund’s custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statement of assets and liabilities. As of April 30, 2013, $3,540,000 was posted by the Fund for the benefit of counterparties.

Interest rate swaps. Interest rate swaps represent an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swaps are marked-to-market daily based upon values from third party vendors or broker quotations, and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the Fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the Fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The Fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the six months ended April 30, 2013, the Fund used interest rate swaps in anticipation of rising interest rates. The following table summarizes the interest rate swap contracts held as of April 30, 2013.

		PAYMENTS	PAYMENTS
	USD NOTIONAL	MADE BY	RECEIVED BY	MATURITY	MARKET
COUNTERPARTY	AMOUNT	FUND	FUND	DATE	VALUE

Morgan Stanley	$82,000,000	Fixed 1.4625%	3-Month LIBOR (a)	Aug 2016	($2,809,404)
Capital Services
Morgan Stanley	$82,000,000	Fixed 0.8750%	3-Month LIBOR (a)	Jul 2017	($935,730)
Capital Services
Total	$164,000,000				($3,745,134)

(a) At 4-30-13, the 3-month LIBOR rate was 0.2731%

No interest rate swap positions were entered into or closed during the six months ended April 30, 2013.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at April 30, 2013 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS	INSTRUMENT	DERIVATIVE	DERIVATIVE
RISK	AND LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Interest rate	Swap contracts,	Interest rate	—	($3,745,134)
contracts	at value	swaps

20	Premium Dividend Fund | Semiannual report

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2013:

RISK	STATEMENT OF OPERATIONS LOCATION	SWAP CONTRACTS

Interest rate contracts	Net realized gain (loss) on	($676,373)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2013:

RISK	STATEMENT OF OPERATIONS LOCATION	SWAP CONTRACTS

Interest rate contracts	Change in unrealized appreciation	($193,518)
	(depreciation)

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the Fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management agreement with the Advisor under which the Fund pays a daily management fee to the Advisor equivalent, on an annual basis, to 0.50% of the Fund’s average daily managed assets (net assets plus borrowings under the Credit Facility Agreement) (see Note 7). In addition, the Fund pays to the Advisor 5.00% of the Fund’s daily gross income, which amounted to $1,461,265. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the six months ended April 30, 2013 were equivalent to a net annual effective rate of 0.77% of the Fund’s average daily managed assets.

Administrative services. The Fund has an administrative agreement with the Advisor under which the Advisor oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and other operational activities and maintains Fund communications with shareholders. The Fund pays the Advisor a monthly administration fee at an annual rate of 0.10% of the Fund’s average weekly managed assets.

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Under the John Hancock Group of Funds Deferred Compensation Plan (the Plan), which was terminated in November 2012, certain Trustees could have elected, for tax purposes, to defer receipt of this compensation. Any deferred amounts were invested in various John Hancock funds. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the

Semiannual report | Premium Dividend Fund	21

accompanying Statement of assets and liabilities. Plan assets will be liquidated in accordance with the Plan documents.

Note 6 — Leverage risk

The Fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the CFA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Advisor may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares;

• fluctuations in the interest rate paid for the use of the credit facility;

• increased operating costs, which may reduce the Fund’s total return;

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed; and

• the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

Note 7 — Credit Facility Agreement

The Fund has entered into a CFA with Credit Suisse Securities (USA) LLC (CSSU), pursuant to which the Fund borrows money to increase its assets available for investment. In accordance with the 1940 Act, the Fund’s borrowing under the CFA will not exceed 33 1/3% of the Fund’s managed assets (net assets plus borrowings) at the time of any borrowing.

The Fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the Fund’s custodian. The amount of assets required to be pledged by the Fund is determined in accordance with the CFA. The Fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of three month LIBOR (London Interbank Offered Rate) plus 0.41% and is payable monthly. As of April 30, 2013, the Fund had borrowings of $383,700,000, at an interest rate of 0.68%, which is reflected in the CFA payable on the Statement of assets and liabilities. During the six months ended April 30, 2013, the average borrowings under the CFA and the effective average interest rate were $367,806,630 and 0.72%, respectively.

The Fund may terminate the CFA with CSSU at any time. If certain asset coverage and collateral requirements or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or facility termination event, CSSU is generally required to provide the Fund with 270 calendar days’ notice before terminating or amending the CFA.

22	Premium Dividend Fund | Semiannual report

Note 8 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $121,640,630 and $126,938,639, respectively, for the six months ended April 30, 2013.

Note 9 — Industry or sector risk

The Fund will generally invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the Fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the Fund will be less diversified than a more broadly diversified fund, and it may cause the Fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the Fund’s net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Semiannual report | Premium Dividend Fund	23

Additional information

Unaudited

Investment objective and policy

The Fund’s investment objective is to provide a high current income, consistent with modest growth of capital for holders of its common shares. The Fund will pursue its objective by investing in a diversified portfolio comprised primarily of dividend paying preferred securities and common equity securities.

Under normal circumstances, the Fund will invest at least 80% of its assets in dividend paying securities. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

Dividends and distributions

During the six months ended April 30, 2013, dividends from net investment income totaling $0.4530 per share were paid to shareholders. The dates of payment and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDENDS

November 30, 2012	$0.0755
December 20, 2012	0.0755
January 31, 2013	0.0755
February 28, 2013	0.0755
March 28, 2013	0.0755
April 30, 2013	0.0755
Total	$0.4530

Dividend reinvestment plan

The Fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the Fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the Fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the Fund after June 30, 2011 and holds at least one full share of the Fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the Fund declares a dividend or distribution payable either in cash or in common shares of the Fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Fund’s net asset value per share (NAV), the Fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the New York Stock Exchange (the NYSE) or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the Fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the Fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

24	Premium Dividend Fund | Semiannual report

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the Fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the Fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the Fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com by clicking on EquityAccess & More. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date, which is three business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com. Click on EquityAccess & More. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the Fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com. Click on EquityAccess & More. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the Fund.

Effective July 1, 2013, the Plan will be revised to reflect an updated definition of the market price. Under the revised Plan, “market price” will be defined as “the last sale price for the Fund’s shares in the market on that date as of the close of regular trading on the New York Stock Exchange (NYSE), or, if there is no sale in the market on that date or sale prices are not available, then the mean between the closing bid and asked quotations for such shares on such date.” This definition will replace the current

Semiannual report | Premium Dividend Fund	25

definition, stating that “market price” is “the last sale price for the Fund’s shares on the New York Stock Exchange (NYSE) on that date, or, if there is no sale on the NYSE on that date, then the mean between the closing bid and asked quotations for such shares on the NYSE on such date”.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 1-800-852-0218, 1-201-680-6578 (For International Telephone Inquiries) and 1-800-952-9245 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Computershare
P.O. Box 43006
Providence, RI 02940-3006
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

The Fund held its Annual Meeting of Shareholders on November 9, 2012. The following proposal was considered by the shareholders:

Proposal: Election of thirteen (13) Trustees to serve until the expiration of their respective terms as shown below.

Each nominee was elected by the Fund’s shareholders and the votes cast with respect to each Trustee are set forth below.

For a Term to Expire in 2016:

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
Deborah C. Jackson	37,527,307	716,775
James M. Oates	37,478,114	765,968
Steven R. Pruchansky	37,532,738	711,344
Non-Independent Trustee
Craig Bromley	37,577,893	666,189

For a Term to Expire in 2015:
	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
Charles L. Bardelis	37,430,795	813,287
Peter S. Burgess	37,446,273	797,809
Theron S. Hoffman	37,569,256	674,826
Non-Independent Trustee
Warren A. Thomson	37,566,241	677,841

26	Premium Dividend Fund | Semiannual report

For a Term to Expire in 2014:

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
William H. Cunningham	37,441,959	802,123
Grace K. Fey	37,473,452	770,630
Hassell H. McClellan	37,388,274	855,808
Gregory A. Russo	37,610,237	633,845
Non-Independent Trustee
James R. Boyle	37,579,480	664,602

Semiannual report | Premium Dividend Fund	27

More information

Trustees	Officers	Investment advisor
James M. Oates,	Hugh McHaffie	John Hancock Advisers, LLC
Chairman	President
Steven R. Pruchansky,		Subadvisor
Vice Chairman	Andrew G. Arnott	John Hancock Asset Management
Charles L. Bardelis*	Executive Vice President	a division of Manulife Asset
James R. Boyle†		Management (US) LLC
Craig Bromley†	Thomas M. Kinzler
Peter S. Burgess*	Secretary and Chief Legal Officer	Custodian
William H. Cunningham		State Street Bank and
Grace K. Fey	Francis V. Knox, Jr.	Trust Company
Theron S. Hoffman*	Chief Compliance Officer
Deborah C. Jackson		Transfer agent
Hassell H. McClellan	Charles A. Rizzo	Computershare Shareowner
Gregory A. Russo	Chief Financial Officer	Services, LLC
Warren A. Thomson†
	Salvatore Schiavone	Legal counsel
	Treasurer	K&L Gates LLP
*Member of the
Audit Committee		Stock symbol
†Non-Independent Trustee		Listed New York Stock
Exchange: PDT

For shareholder assistance refer to page 26

You can also contact us:
	1-800-852-0218	Regular mail:
	jhfunds.com	Computershare
P.O. Box 43006
Providence, RI 02940-3006

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

28	Premium Dividend Fund | Semiannual report

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

www.jhfunds.com/edelivery

P2SA 4/13
MF142244	6/13

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-

year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Premium Dividend Fund

By:	/s/ Hugh McHaffie
------------------------------
Hugh McHaffie
President

Date:	June 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh McHaffie
-------------------------------
Hugh McHaffie
President

Date:	June 26, 2013

By:	/s/ Charles A. Rizzo
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Charles A. Rizzo
Chief Financial Officer

Date:	June 26, 2013